UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2012

EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16666 Northchase Drive, Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Contribution, Conveyance and Assumption Agreement

On February 22, 2012, Exterran Partners, L.P. (the “Partnership” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran Holdings, Inc. (“EXH”), Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P. (“EESLP”), EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”) and EXLP Leasing LLC (“EXLP Leasing”). The Contribution Agreement provides for, among others, the following transactions:

1. A series of conveyances, contributions and distributions by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing of: (a) specified compression services customer contracts and compression equipment used to provide compression services under those contracts, (b) certain other compression equipment currently being leased by us from EESLP and (c) at the election of the conflicts committee of GP LLC’s board of directors, a natural gas processing plant with a capacity of 10 million cubic feet per day and a related long-term processing services agreement (collectively, the “Processing Assets”);

2. Our issuance to MLP LP LLC or its affiliates of 1,899,453 common units representing limited partner interests in the Partnership (“Common Units”), or, at our and EXH’s mutual election in certain circumstances, the cash equivalent thereof;

3. EXLP Operating’s assumption and repayment of $105.4 million of EXH’s debt; and

4. If the conflicts committee of GP LLC’s board of directors elects to purchase the Processing Assets, our payment to EXH of $33.5 million in cash.

We expect to finance these transactions and continue to finance our business in a manner consistent with our current and target capital structure. These transactions, which are subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, are expected to close in March 2012. An additional closing condition requires us and EXH to enter into an amendment to the Third Amended and Restated Omnibus Agreement, dated as of June 10, 2011 (the “Omnibus Agreement”), by and among us, EXH, EESLP, GP LLC, GP and EXLP Operating, regarding several relationships between us and EXH. The Omnibus Agreement is hereby incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 4, 2011. The description of the Omnibus Agreement is incorporated by reference to our Current Report on Form 8-K filed on June 13, 2011. The amendment will, among other things, (1) increase the cap on selling, general and administrative costs allocable from EXH to us based on such costs incurred by EXH on our behalf and any such costs incurred directly by us or our subsidiaries from $9.0 million per quarter to $10.5 million per quarter and (2) extend the term of the caps on our obligation to reimburse EXH for selling, general and administrative costs and operating costs EXH allocates to us based on such costs EXH incurs on our behalf and any such costs incurred directly by us or our subsidiaries for an additional year such that the caps will now terminate on December 31, 2013. The operations of the natural gas processing plant will not be subject to the cap on operating costs.

The foregoing summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Each of the parties to the Contribution Agreement, other than EXH, is a direct or indirect subsidiary of EXH. As a result, certain individuals, including officers of EXH and officers and directors of GP LLC, serve as officers and/or directors of more than one of such entities. Also, EXH holds (as of the date of this Form 8-K) an indirect 33% limited partner interest in us through its subsidiaries and an approximate 2% general partner interest and incentive distribution rights in us through its indirect ownership of GP, our general partner.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description in Item 1.01 above of our assumption and repayment of $105.4 million of EXH’s debt in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 1.01 above of our issuance of Common Units to MLP LP LLC in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transaction is expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2), as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure

On February 23, 2012, we announced that we entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding our ability to complete the proposed transaction and the expected timing of the closing of the transaction.

While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy various other conditions to the closing of the transaction.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2011, and those set forth from time to time in our filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Contribution, Conveyance and Assumption Agreement, dated February 22, 2012, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated February 23, 2012

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

February 24, 2012	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Contribution, Conveyance and Assumption Agreement, dated February 22, 2012, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated February 23, 2012

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.